                                  SCHEDULE 14A
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:
/X/  Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/ /  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Under Rule 14a-12

                             Penn Series Funds, Inc.
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/  No fee required.

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                     THE PENN MUTUAL LIFE INSURANCE COMPANY

                        PHILADELPHIA, PENNSYLVANIA 19172

                   Penn Mutual Variable Accounts I, II and III
                       Penn Mutual Variable Life Account I

                          -----------------------------

To Our Contract Owners, Policy Owners and Payees:

     The enclosed Notice of Special Meeting of Shareholders of Penn Series Funds, Inc. and Proxy Statement concern proposals to be voted on by the shareholders of Penn Series Funds, Inc. at the Special Meeting of Shareholders scheduled to be held on October 31, 2003.

     Shares of Penn Series Funds, Inc. are held by The Penn Mutual Life Insurance Company ("Penn Mutual") and its subsidiary, The Penn Insurance and Annuity Company, in separate accounts established for the purpose of funding variable annuity contracts and variable life insurance policies.

     Shares are held by Penn Mutual in Penn Mutual Variable Annuity Accounts I, II and III and Penn Mutual Variable Life Account I pursuant to variable annuity contracts and variable life policies. As owners or payees under the contracts and policies, you are entitled to instruct Penn Mutual as to the voting of shares held in the separate accounts.

     The proposals to be voted on at the meeting are described in the accompanying Notice of Special Meeting and Proxy Statement. We urge you to read the Proxy Statement carefully, and then exercise your right to give voting instructions. Penn Mutual will vote, in accordance with your instructions, the number of Fund shares held in the applicable separate account or subaccount which is related to your interest therein as of the close of business on September 15, 2003.

     Please complete, date and sign the enclosed voting instruction form and return the form to us promptly in the enclosed postage paid envelope. In order to be given effect, your voting instructions must be received not later than __________, ____.

                                        Sincerely,


                                        Richard F. Plush
                                        Vice-President

                     THE PENN INSURANCE AND ANNUITY COMPANY
                        PHILADELPHIA, PENNSYLVANIA 19172

                         PIA Variable Annuity Account I

                         -----------------------------

To Our Contract Owners and Payees:

     The enclosed Notice of Special Meeting of Shareholders of Penn Series Funds, Inc. and Proxy Statement concern proposals to be voted on by the shareholders of Penn Series Funds, Inc. at the Special Meeting of Shareholders scheduled to be held on October 31, 2003.

     Shares of Penn Series Funds, Inc. are held by The Penn Insurance and Annuity Company ("Penn Insurance") and its parent, The Penn Mutual Life Insurance Company, in separate accounts established for the purpose of funding variable annuity contracts and variable life insurance policies.

     Shares are held by Penn Insurance in PIA Variable Annuity Account I pursuant to variable annuity contracts. As owners or payees under the contracts, you are entitled to instruct Penn Insurance as to the voting of shares held in the separate account.

     The proposals to be voted on at the meeting are described in the accompanying Notice of Special Meeting and Proxy Statement. We urge you to read the Proxy Statement carefully, and then exercise your right to give voting instructions. Penn Insurance will vote, in accordance with your instructions, the number of Fund shares held in the applicable subaccount which is related to your interest therein as of the close of business on September 15, 2003.

     Please complete, date and sign the enclosed voting instruction form and return the form to us promptly in the enclosed postage paid envelope. In order to be given effect, your voting instructions must be received not later than __________, ____.

                                        Sincerely,


                                        Richard F. Plush
                                        Vice President

                             PENN SERIES FUNDS, INC.
                                600 DRESHER ROAD
                           HORSHAM, PENNSYLVANIA 19044


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                               September __, 2003


     A Special Meeting of Shareholders (the "Meeting") of Penn Series Funds, Inc. (the "Company") will be held at the offices of The Penn Mutual Life Insurance Company ("Penn Mutual") on Friday, October 31, 2003, at 9:00 a.m. (Eastern Time), in the Board Room, Third Floor, at 600 Dresher Road, Horsham, Pennsylvania 19044.

     At the Meeting, shareholders of the Company ("Shareholders") will be asked to elect a Board of Directors for the Company, approve a new investment sub-advisory agreement for the Mid Cap Value Fund, approve the implementation of a "manager of managers" structure for the Mid Cap Value, Limited Maturity Bond, Index 500 and Mid Cap Growth Funds and approve changes to certain investment policies of the Quality Bond, Growth Equity, Large Cap Value and International Equity Funds.

SECTION I      ELECTION OF BOARD OF DIRECTORS.

Proposal 1:    To elect a Board of Directors of the Company.

SECTION II     APPROVAL OF A NEW SUB-ADVISORY AGREEMENT FOR THE MID CAP VALUE
               FUND.

Proposal 2:    To approve a new investment sub-advisory agreement between
               Independence Capital Management, Inc. ("ICMI") and Neuberger
               Berman Management, Inc. ("NBM") with respect to the Mid Cap Value
               Fund.

SECTION III APPROVAL OF A "MANAGER OF MANAGERS" STRUCTURE FOR THE MID CAP VALUE, LIMITED MATURITY BOND, INDEX 500 AND MID CAP GROWTH FUNDS.

Proposal 3:    To approve a "manager of managers" structure for the Mid Cap
               Value Fund.

Proposal 4:    To approve a "manager of managers" structure for the Limited
               Maturity Bond Fund.

Proposal 5:    To approve a "manager of managers" structure for the Index 500
               Fund.

Proposal 6:    To approve a "manager of managers" structure for the Mid Cap
               Growth Fund.

SECTION IV APPROVAL OF CHANGES TO INVESTMENT POLICIES OF THE QUALITY BOND, GROWTH EQUITY, LARGE CAP VALUE AND INTERNATIONAL EQUITY FUNDS.

Proposal 7:    To approve changes in the investment policies of the Quality Bond
               Fund to apply the Fund's 5% limit on assets invested in any one issuer and 10% limit on ownership of voting securities of any issuer to 75% of the total assets of the Fund, rather than 100% of the Fund's total assets.

Proposal 8:    To approve changes in the investment policies of the Growth
               Equity Fund to apply the Fund's 5% limit on assets invested in any one issuer and 10% limit on ownership of voting securities of any issuer to 75% of the total assets of the Fund, rather than 100% of the Fund's total assets.

Proposal 9     To approve changes in the investment policies of the Large Cap
               Value Fund to apply the Fund's 5% limit on assets invested in any one issuer and 10% limit on ownership of voting securities of any issuer to 75% of the total assets of the Fund, rather than 100% of the Fund's total assets.

Proposal 10:   To approve changes in the investment policies of the
               International Equity Fund to apply the Fund's 5% limit on assets invested in any one issuer and 10% limit on ownership of voting securities of any issuer to 75% of the total assets of the Fund, rather than 100% of the Fund's total assets.

     Shareholders of record at the close of business on September 15, 2003 are entitled to notice of and to vote at this meeting or any adjournment thereof

                                         By Order of the Board of Directors


                                         --------------------------
                                         C. Ronald Rubley
                                         Secretary

September ___, 2003

                                 PROXY STATEMENT

                             PENN SERIES FUNDS, INC.
                                600 DRESHER ROAD
                           HORSHAM, PENNSYLVANIA 19044

                              ---------------------

                             MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 31, 2003


     This proxy statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of the Penn Series Funds, Inc. (the "Company") of voting instructions to be voted at a meeting of Shareholders and all adjournments thereof (the "Meeting"), to be held at the offices of The Penn Mutual Life Insurance Company, Board Room, Third Floor, 600 Dresher Road, Horsham, Pennsylvania on Friday, October 31, 2003 at 9:00 a.m. (Eastern Time). The approximate mailing date of this proxy statement and the accompanying voting instruction form is September __, 2003.

     The purpose of the Meeting is to permit the shareholders of the Company (the "Shareholders") to consider proposals which would (1) elect a Board of Directors; (2) approve a new sub-advisory agreement between Independence Capital Management, Inc. ("ICMI") and Neuberger Berman Management, Inc. ("NBM"), with respect to the Mid Cap Value Fund; (3) approve the implementation of a "manager of managers" structure for the Mid Cap Value, Limited Maturity Bond, Index 500 and Mid Cap Growth Funds; and (4) approve changes to certain investment policies of the Quality Bond, Growth Equity, Large Cap Value and International Equity Funds.

     In Proposal 1, all Shareholders of the Company's portfolios (each a "Fund," and collectively, the "Funds") are being asked to elect seven individuals to constitute the Company's Board of Directors.

     In Proposal 2, Shareholders of the Mid Cap Value Fund are also being asked to consider a new investment sub-advisory agreement between ICMI and NBM with respect to the Mid Cap Value Fund. On July 21, 2003, Neuberger Berman Inc., the parent company of NBM, entered into a definitive agreement with Lehman Brothers Holding Inc. ("Lehman Brothers") whereby Lehman Brothers has agreed to acquire Neuberger Berman Inc. (the "Acquisition"). Following the closing of the Acquisition, Neuberger Berman Inc. and NBM will each become an indirect wholly owned subsidiary of Lehman Brothers. If the Acquisitions takes place as planned, it will result in a change of control of NBM, the sub-adviser for the Mid Cap Value Fund. This change in control of NBM will be deemed an assignment and, therefore, terminate the current sub-advisory agreement between ICMI and NBM.

     In Proposals 3 through 6, Shareholders of each of the Mid Cap Value, Limited Maturity Bond, Index 500 and Mid Cap Growth Funds, voting separately, are also being asked to approve a "manager of managers" structure for their respective Funds.

     In Proposals 7 through 10, Shareholders of each of the Quality Bond, Growth Equity, Large Cap Value and International Equity Funds, voting separately, are also being asked to approve changes to certain investment policies of their respective Funds.

     The summary voting table below sets forth the action required by Shareholders of the Company:

SECTION I:     ELECTION OF BOARD OF DIRECTORS.

          PROPOSAL NUMBER                FUND
          ---------------                ----
                 1                       All Funds

SECTION II:    APPROVAL OF A NEW SUB-ADVISORY AGREEMENT FOR THE MID CAP VALUE
               FUND.

          PROPOSAL NUMBER                FUND
          ---------------                ----
                 2                       Mid Cap Value Fund

SECTION III: APPROVAL OF A "MANAGER OF MANAGERS" STRUCTURE FOR THE MID CAP VALUE, LIMITED MATURITY BOND, INDEX 500 AND MID CAP GROWTH FUNDS.

          PROPOSAL NUMBER                FUND
          ---------------                ----
                 3                       Mid Cap Value Fund

                 4                       Limited Maturity Bond Fund

                 5                       Index 500 Fund

                 6                       Mid Cap Growth Fund

SECTION IV: APPROVAL OF CHANGES TO INVESTMENT POLICIES OF THE QUALITY BOND, GROWTH EQUITY, LARGE CAP VALUE AND INTERNATIONAL EQUITY FUNDS.

          PROPOSAL NUMBER                FUND
          ---------------                ----
                 7                       Quality Bond Fund

                 8                       Growth Equity Fund

                 9                       Large Cap Value Fund

                10                       International Equity Fund

FOR THOSE SHAREHOLDERS WHO WISH TO VOTE FOR OR AGAINST ALL OF THE PROPOSALS TO WHICH HIS OR HER SHARES RELATE, THE ACCOMPANYING VOTING INSTRUCTION FORM MAY BE COMPLETED BY CHECKING A SINGLE BOX. HOWEVER, THE VOTING INSTRUCTION FORM ALSO SETS FORTH EACH APPLICABLE PROPOSAL, WHICH CAN BE VOTED ON SEPARATELY.

     The Company will furnish, without charge, a copy of its most recent Annual Report to Shareholders upon request. Requests should be directed to the Company at The Penn Mutual Life Insurance Company, Customer Service Group, Philadelphia, PA 19172 or by calling 1-800-523-0650.

     The record date for determining Shareholders entitled to vote at the Meeting is September 15, 2003. The following table sets forth the net assets and approximate number of shares issued and outstanding for each Fund of the Company as of the close of business on September 15, 2003.

          FUND                      NET ASSETS            SHARES OUTSTANDING
          ----                      ----------            ------------------
Money Market Fund
Limited Maturity Bond Fund
Quality Bond Fund
High Yield Bond Fund
Flexibly Managed Fund
Core Equity Fund
Growth Equity Fund
Large Cap Value Fund
Large Cap Growth Fund
Index 500 Fund
Mid Cap Growth Fund
Mid Cap Value Fund
Strategic Value Fund
Emerging Growth Fund
Small Cap Value Fund
International Equity Fund
REIT Fund

     Each share is entitled to one vote on each matter to which such shares are to be voted at the Meeting. Shares of the Company are sold only to The Penn Mutual Life Insurance Company ("Penn Mutual") and its subsidiary, The Penn Insurance and Annuity Company ("Penn Insurance"). Penn Mutual and Penn Insurance hold shares of one or more of the Funds in one or more of the following separate accounts: Penn Mutual Variable Annuity Account I, II, and III, Penn Mutual Variable Life Account I and PIA Variable Annuity Account I. The Funds are held as investment vehicles for variable annuity contracts and variable life insurance policies.

VOTING

     To approve Proposal 1, a majority vote of the shares of all Funds represented at the meeting in person or by proxy is required to elect a nominee as a Director of the Company.

     To approve Proposals 2 through 10, a "vote of the majority of the outstanding voting securities" of each affected Fund is required. A "vote of the majority of the outstanding voting securities" is defined under the Investment Company Act of 1940, as amended (the "1940 Act"), as the lesser of (i) 67% or more of the voting shares of the Fund entitled to vote thereon present in person or by proxy at the Meeting, if the holders of more than 50% of the outstanding voting shares of the Fund entitled to vote thereon are present in person or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

     Under current interpretation and administration of the 1940 Act, and regulations thereunder, Penn Mutual and Penn Insurance are required to vote their shares in accordance with instructions from their variable annuity contract owners and variable life insurance policy owners. Instructions are obtained by Penn Mutual and Penn Insurance by sending this proxy statement to their contract owners and policy owners and soliciting instructions.

     Shares held in registered separate accounts for which contract owners and policy owners do not give instructions are voted for and against the proposal in the same proportions as the shares voted pursuant to instructions. In addition, any shares held by Penn Mutual or Penn Insurance in their general accounts also will be voted for or against a proposal in the same proportion as shares for which voting instructions have been received.

     In the event that voting instructions are not received with respect to 50% or more of the shares held in the separate accounts, Penn Mutual and/or Penn Insurance, at their discretion, may vote all Fund shares in such accounts for one or more adjournments of the Meeting to permit further solicitation of instructions.

     Voting instructions given pursuant to this solicitation may be revoked at any time prior to their exercise by filing with Penn Mutual or Penn Insurance, as appropriate, a written notice of revocation prior to the Meeting, by delivering a duly authorized voting instruction form bearing a later date, or by attending the Meeting and voting in person.

SECTION I      ELECTION OF BOARD OF DIRECTORS.

Proposal 1:    To elect a Board of Directors of the Company.

     At the Meeting, it is proposed that seven Directors be elected to hold office until their successors are duly elected and qualified. Shareholders are being asked to elect Eugene Bay, Robert E. Chappell, James S. Greene, Larry L. Mast, Charles E. Mather III, Daniel J. Toran and M. Donald Wright, as Directors of the Company (each, a "Nominee" and collectively, the "Nominees"). Each Nominee is currently a member of the Board. Messrs. Wright and Greene were elected to the Board by a vote of Shareholders on October 15, 1992. Messrs. Chappell, Mast and Toran were elected to the Board by a vote of Shareholders on April 16, 1998. Messrs. Bay and Mather were appointed to the Board on
February 2, 1993 and August 8, 2002, respectively.

     The Proposal to elect a Board of Directors is being presented for Shareholder approval pursuant to the requirements under the 1940 Act. Each Nominee has consented to being named in this Proxy Statement and to serving as Director if elected. The Company knows of no reason why any Nominee would be unable or unwilling to serve as Director if elected.

INFORMATION REGARDING NOMINEES

     The business and affairs of the Company, which includes all seventeen portfolios, are managed under the direction of its Board of Directors. Four of the Nominees are not "interested persons" of the Company as defined under the 1940 Act (each an "Independent Director"). Three of the Nominees are employees of Penn Mutual and, therefore, are considered "interested persons" of the Company (each an "Interested Director").

     The following information is provided for each Nominee, all of whom currently serve on the Board. It includes his name, position with the Company, length of service with the Company, principal occupation or employment during the past five years, and directorships with other companies that periodically file reports with the Securities and Exchange Commission.

DIRECTORS WHO ARE NOT INTERESTED PERSONS OF PENN SERIES

                                                                                       NUMBER OF
                                                                                       FUNDS        OTHER
                                       TERM OF OFFICE                                  OVERSEEN     DIRECTORSHIPS
NAME, AGE AND           POSITION WITH  AND LENGTH OF       PRINCIPAL OCCUPATION        BY           HELD BY
ADDRESS                 PENN SERIES    TIME SERVED         DURING PAST FIVE YEARS      DIRECTOR     DIRECTOR
---------------------------------------------------------------------------------------------------------------------
Eugene Bay (65)         Director       No set term;        Senior Pastor, Bryn Mawr    17           None
121 Fishers Road                       served since 1993.  Presbyterian Church, Bryn
Bryn Mawr, PA 19010                                        Mawr, PA.

James S. Greene (73)    Director       No set term;        Retired                     17           None
111 Laurel Oak Lane                    served since 1992.
Vero Beach, FL 32963

                                                                                       NUMBER OF
                                                                                       FUNDS        OTHER
                                       TERM OF OFFICE                                  OVERSEEN     DIRECTORSHIPS
NAME, AGE AND           POSITION WITH  AND LENGTH OF       PRINCIPAL OCCUPATION        BY           HELD BY
ADDRESS                 PENN SERIES    TIME SERVED         DURING PAST FIVE YEARS      DIRECTOR     DIRECTOR
---------------------------------------------------------------------------------------------------------------------
Charles E. Mather III   Director       No set term;        Insurance Broker, Mather &  17           Director, The
(68)                                   served since 2002   Co., Philadelphia, PA                    Finance Company
Public Ledger Building,                                                                             of Pennsylvania
Suite 630                                                                                           (investment
150 South Independence                                                                              company);
Mall West                                                                                           Director,
Philadelphia, PA 19106                                                                              Christiana Bank
                                                                                                    and Trust Company

M. Donald Wright (67)   Director       No set term;        Accountant, Wright          17           None
100 Chetwynd Drive                     served since 1988.  Consultants, Bryn Mawr, PA
Rosemont, PA 19010                                         (financial planning and
                                                           consulting); Professor,
                                                           The American College.

DIRECTORS WHO ARE INTERESTED PERSONS OF PENN SERIES

                                                                                       NUMBER OF
                                                                                       FUNDS        OTHER
                                       TERM OF OFFICE                                  OVERSEEN     DIRECTORSHIPS
                        POSITION WITH  AND LENGTH OF       PRINCIPAL OCCUPATION        BY           HELD BY
NAME, AGE AND ADDRESS   PENN SERIES    TIME SERVED         DURING PAST FIVE YEARS      DIRECTOR     DIRECTOR
---------------------------------------------------------------------------------------------------------------------
Robert E. Chappell (58) Director       No set term;        Chairman of the Board and   17           Director,
The Penn Mutual                        served since 1998.  Chief Executive Officer,                 Quaker
Life Insurance Company                                     The Penn Mutual Life                     Chemical
600 Dresher Road                                           Insurance Company.                       Corporation
Horsham, PA 19044

Larry L. Mast (54)      Director       No set term;        Executive Vice President,   17           None
The Penn Mutual Life                   served since 1998.  The Penn Mutual Life
Insurance Company                                          Insurance Company (since
600 Dresher Road                                           January 1997); Senior Vice
Horsham, PA 19044                                          President, Lafayette Life
                                                           Insurance Company, (prior
                                                           thereto).

Daniel J. Toran (55)    Director       No set term served  President and Chief         17           None
The Penn Mutual Life                   since 1998.         Operating Officer,
Insurance Company                                          Insurance Executive (since
600 Dresher Road                                           1997), Executive Vice
Horsham, PA 19044                                          President, Sales and
                                                           Marketing (prior thereto),
                                                           The Penn Mutual Life
                                                           Insurance Company.

COMPENSATION OF DIRECTORS

     The following table sets forth the compensation paid to the Independent Directors of the Company during the last fiscal year. Interested Directors and officers of the Company do not receive compensation from the Company.

                                                      PENSION OR                        TOTAL
                                                      RETIREMENT       ESTIMATED    COMPENSATION
                                    AGGREGATE      BENEFITS ACCRUED      ANNUAL       FROM PENN
                                COMPENSATION FROM  AS PART OF FUND   BENEFITS UPON    SERIES TO
      NAME AND POSITION            PENN SERIES         EXPENSES        RETIREMENT     DIRECTORS
------------------------------------------------------------------------------------------------
Eugene Bay Director                 $ 18,000              N/A              N/A        $ 18,000

James S. Greene Director            $ 20,000              N/A              N/A        $ 20,000

Charles E. Mather III Director      $  5,000              N/A              N/A        $  5,000

M. Donald Wright Director           $ 19,000              N/A              N/A        $ 19,000

BENEFICIAL OWNERSHIP OF EQUITY SECURITIES OF THE COMPANY

     The following table provides information regarding interests in shares of the Company's Funds by each Nominee for the Board of Directors (by virtue of their owning or having an interest in variable annuity contracts or variable life insurance policies issued by Penn Mutual and Penn Insurance). This information is provided as of June 30, 2003. [UPDATE]

                                                                       AGGREGATE DOLLAR RANGE OF
NAME OF DIRECTOR               DOLLAR RANGE OF FUND SHARES (FUND)      ALL FUND SHARES (FUNDS)
------------------------------------------------------------------------------------------------
Eugene Bay                     $10,000 - 50,000 Growth Equity          Over $100,000
                               $10,000 - 50,000 Mid Cap Value
                               $50,000 - $100,000 Quality Bond
                               $10,000 - 50,000 Emerging Growth
                               $10,000 - 50,000 Mid Cap Growth
                               $10,000 - 50,000 Large Cap Value

James S. Greene                None                                    None

Charles E. Mather III          None                                    None

M. Donald Wright               None                                    None

Robert E. Chappell             $1 - 10,000 Flexibly Managed            Over $100,000
                               $10,000 - 50,000 Growth Equity
                               $50,000 - 100,000 Large Cap Value

Larry L. Mast                  $1 - 10,000 Limited Maturity            $10,000 - $50,000
                               $1 - 10,000 Quality Bond
                               $1 - 10,000 Mid Cap Value
                               $1 - 10,000 International Equity
                               $1 - 10,000 Large Cap Value
                               $1 - 10,000 Small Cap Value
                               $1 - 10,000 Mid Cap Growth
                               $1 - 10,000 Flexibly Managed

                                                                       AGGREGATE DOLLAR RANGE OF
NAME OF DIRECTOR               DOLLAR RANGE OF FUND SHARES (FUND)      ALL FUND SHARES (FUNDS)
------------------------------------------------------------------------------------------------
                               $1 - 10,000 Index 500
                               $1 - 10,000 Emerging Growth
                               $10,000 - 50,000 Money Market

Daniel J. Toran                None                                    None

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     There were four meetings of the Board held during the fiscal year ended December 31, 2002. In such fiscal year, all Directors attended at least 75% of the meetings of the Board held during their respective terms.

STANDING COMMITTEES OF BOARD OF DIRECTORS

     The Board of Directors has an Executive Committee currently consisting of Messrs. Chappell, Toran and Greene. Subjects to limits under applicable law, during intervals between meetings of the Board, the Committee may exercise the powers of the Board. The Executive Committee did not meet during the Company's last fiscal year and did not exercise any power of the Board.

     The Board of Directors has an Audit Committee currently consisting of Messrs. Wright, Greene and Mather. The Audit Committee is charged with exercising vigilant and informed oversight of the Company's financial reporting process, including its internal controls, and reporting its findings to the Board. The Audit Committee held two meetings during the Company's last fiscal year.

     The Board of Directors has a Nominating Committee currently consisting of Messrs. Bay, Greene and Wright. The Nominating Committee is responsible for evaluating and recommending nominees for election to the Board. The Nominating Committee meets as necessary and held one meeting during the Company's last fiscal year. The Nominating Committee does not have specific procedures in place to consider nominees recommended by Shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 of the Securities Exchange Act of 1934, as amended, in conjunction with a Shareholder meeting to consider the election of Directors.

NOMINATIONS FOR ELECTION TO BOARD OF DIRECTORS

     At a meeting of the Nominating Committee held on September 2, 2003, the Committee nominated the current members of the Board to stand for re-election to the Board.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR EACH OF THE NOMINEES LISTED UNDER PROPOSAL 1.

SECTION II     APPROVAL OF A NEW SUB-ADVISORY AGREEMENT FOR THE MID CAP VALUE
               FUND.

Proposal 2:    To approve a new investment sub-advisory agreement between
               Independence Capital Management, Inc. ("ICMI") and Neuberger
               Berman Management, Inc. ("NBM") with respect to the Mid Cap Value
               Fund.

INFORMATION CONCERNING NBM

     NBM serves as the sub-adviser to the Mid Cap Value Fund pursuant to an investment sub-advisory agreement with ICMI dated May 1, 2000 ("Current Sub-Advisory Agreement"). Under the Current Sub-Advisory Agreement, as compensation for services, ICMI, from its advisory fee, pays NBM a sub-advisory fee at the rate of 0.43% of the average daily net assets of the Fund. NBM, a New York corporation, is a wholly-owned subsidiary of Neuberger Berman Inc. and a registered investment adviser with approximately $56.1 billion in assets under management on December 31, 2002.

     The principal business address of NBM and Neuberger Berman Inc. and the address of each principal executive officer and director of NBM listed below is 605 Third Avenue, New York, New York 10158.

               PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS OF NBM

               NAME                      PRINCIPAL OCCUPATION
               Claudia A. Brandon        Vice President -- Mutual Fund Board Relations

               Robert Conti              Senior Vice President

               Brian Gaffney             Managing Director and Senior Vice President

               Jeffrey B. Lane           Director

               Robert Matza              Director

               Jack L. Rivkin            Chairman and Director

               Matthew S. Stadler        Senior Vice President and Chief Financial Officer

               Heidi L. Steiger          Director

               Peter E. Sundman          President and Director

     For the fiscal year ended December 31, 2002, the Company paid ICMI a fee of $355,964 for advisory services rendered to the Mid Cap Value Fund, and ICMI paid NBM a fee of $278,299 for sub-advisory services rendered to the Fund.

     Neuberger Berman, LLC, also an indirect wholly-owned subsidiary of Neuberger Berman Inc. and, therefore, an affiliate of NBM, receives brokerage commissions from the Fund in accordance with procedures adopted by the Board of Directors. During the fiscal year ended December 31, 2002, the aggregate amount of brokerage commissions paid by the Mid Cap Value Fund to Neuberger Berman, LLC was $62,484.25 representing 34.24% of the total brokerage commissions paid by the Fund during that period.

     Currently, NBM provides investment advisory services to other funds with investment objectives similar to the Mid Cap Value Fund. The name, net assets and contractual advisory fees for these funds are listed below.

                                                                               ADVISORY FEE RATE
                                                          NET ASSETS         BASED ON EACH FUND'S
                   NAME                              AS OF JULY 31, 2003   AVERAGE DAILY NET ASSETS
------------------------------------------------------------------------------------------------------
Neuberger Berman Regency Fund                           $  30,575,029      1.50% on all assets

Neuberger Berman Advisors Management Trust Regency      $  40,396,533      1.28% on all assets
  Portfolio

                                                                            SUB-ADVISORY FEE RATE
                                                          NET ASSETS         BASED ON EACH FUND'S
                   NAME                              AS OF JULY 31, 2003   AVERAGE DAILY NET ASSETS
------------------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Value Portfolio            $ 816,021,811      0.40% on first $1 billion
                                                                           0.35% over $1 billion
ASAF Mid-Cap Value Fund                                 $ 200,579,237      0.40% on first $1 billion
                                                                           0.35% over $1 billion

Metropolitan Neuberger Berman Partners Mid-Cap          $ 214,860,718      0.45% on first $250 million
  Value Portfolio                                                          0.40% on next $750 million
                                                                           0.35% over $1 billion

Sun Capital Neuberger Berman Mid-Cap Value Fund         $   8,648,345      0.50% on first $100 million
                                                                           0.475% on next $150 million
                                                                           0.45% on next $250 million
                                                                           0.425% on next $250 million
                                                                           0.40% over $750 million

     Neuberger Berman Inc. and its Affiliates

     Neuberger Berman Inc. is a publicly traded holding company. As of June 30, 2003, employees of Neuberger Berman, LLC and its affiliates and retired former principals of Neuberger Berman, LLC whose shares of Neuberger Berman Inc. common stock are subject to certain transfer restrictions, own approximately 66% of Neuberger Berman Inc. Neuberger Berman Inc. is the parent and 100% owner of both NBM and Neuberger Berman, LLC. Subsidiaries of Neuberger Berman Inc. include investment advisory companies that together have $63.7 billion in assets under management, as of June 30, 2003. For 64 years, Neuberger Berman Inc. and its subsidiaries and predecessors have provided clients with a broad range of investment products, services and strategies for individuals, families, and taxable and non-taxable institutions. Neuberger Berman Inc. engages in wealth management services including private asset management, tax and financial planning, and personal and institutional trust services; mutual funds, institutional management and alternative investments; and professional securities services.

     The Acquisition

     On July 21, 2003, Neuberger Berman Inc. entered into a definitive agreement with Lehman Brothers and a wholly owned subsidiary thereof ("Lehman Subsidiary") whereby

Lehman Brothers has agreed to acquire Neuberger Berman Inc. Pursuant to the terms of, and subject to the conditions set forth in the acquisition agreement, as amended, Neuberger Berman Inc. will merge with and into Lehman Subsidiary with Lehman Subsidiary continuing as the surviving corporation and changing its name to, and continuing the business of, Neuberger Berman Inc. (the "Acquisition"). The Acquisition will result in NBM and Neuberger Berman, LLC becoming indirect wholly owned subsidiaries of Lehman Brothers.

     The estimated total value of the Acquisition is approximately $2.625 billion (based on the closing price of Lehman Brothers' common stock on July 21, 2003). Under the terms of the acquisition agreement, as amended, each stockholder of Neuberger Berman Inc. will receive (based on the closing price of Lehman Brothers' common stock on July 21, 2003, and including $42 million in-the-money options and less $255 million in net excess cash as of June 30, 2003, and excluding $1.6 million unvested restricted shares in five employee compensation plans) an implied price of about $41.48 per share, consisting of $9.49 in cash and 0.496 shares of Lehman Brothers' common stock. The number of shares to be received by each stockholder of Neuberger Berman Inc. may, however, be adjusted with such adjustment being a function of the average trading price of Lehman Brothers' common stock during a period shortly prior to closing.

     Consummation of the Acquisition is subject to certain terms and conditions, including, among others: (1) Neuberger Berman Inc. obtaining the requisite approval of its stockholders; (2) the Neuberger Berman Advisers Management Trust (a registered investment company sponsored by NBM) obtaining approval to enter into new management and sub-advisory agreements, from the shareholders of such Trust's funds that represented 75% of the assets held as of May 31, 2003 in all of such funds and in all other registered investment companies sponsored by NBM;
(3) agreement by other specified categories of Neuberger Berman, LLC clients representing a certain percentage of the revenue attributable to the assets under management for such clients to continue their advisory relationships with Neuberger Berman, LLC following completion of the Acquisition; and (4) Neuberger Berman Inc., Lehman Brothers and Lehman Subsidiary obtaining certain regulatory approvals. Although there is no assurance that the Acquisition will be completed, if each of the terms and conditions is satisfied or waived, the parties to the Acquisition anticipate that the closing will take place during Lehman Brothers' fourth fiscal quarter (which ends November 30, 2003).

     Lehman Brothers and its Affiliates

     Lehman Brothers, a publicly traded company, is one of the leading global investment banks serving the financial needs of corporations, governments and municipalities, institutional clients, and high-net-worth individuals worldwide. Founded in 1850, Lehman Brothers maintains leadership positions in equity and fixed-income sales, trading and research, investment banking, private equity, and private client services. The firm is headquartered in New York, London, and Tokyo and operates in a network of offices around the world. Lehman Brothers and its affiliates managed over $46.7 billion of client assets as of June 1, 2003. Lehman Brothers' address is 745 Seventh Avenue, New York, New York 10019.

     Lehman Subsidiary is a wholly owned subsidiary of Lehman Brothers and upon consummation of the Acquisition, will own all of the outstanding voting securities of NBM and Neuberger Berman, LLC.

     Anticipated Benefits of the Acquisition

     Neuberger Berman Inc. anticipates that the Acquisition and its combination with Lehman Brothers will benefit Neuberger Berman Inc. in a number of ways, including: (i) providing Neuberger Berman Inc. with global capabilities in an increasingly global industry; (ii) expanding Neuberger Berman Inc.'s product offerings; (iii) providing greater access to information resources; (iv) enhancing retention of key employees by increasing opportunities for these employees of Neuberger Berman Inc. and its affiliates including through the benefits of being part of a larger, financially stronger company; and (v) affiliating with Lehman Brothers, which has made the growth of its asset management operations a key component of its business plans, a commitment that is expected to assist NBM in continuing to expand their business and maintain the high level of services they provide to their investment company clients.

     Post-Acquisition Structure and Operations

     As described above, upon completion of the Acquisition, Lehman Brothers through its ownership of Lehman Subsidiary, the entity into which Neuberger Berman Inc. will merge, will indirectly control NBM and Neuberger Berman, LLC. Operationally, Neuberger Berman Inc. will become a part of Lehman Brothers' Client Services Segment's Wealth and Asset Management Division. NBM and Neuberger Berman, LLC will continue to operate under their existing names.

     NBM has advised the Penn Series Board of Directors that they do not anticipate any changes in the Mid Cap Value Fund's portfolio managers in connection with the Acquisition. Lehman Brothers has established a compensation pool to be used for the retention of key employees in an effort to ensure there will be no disruption in the quality of services provided to NBM's clients (including Shareholders of the Mid Cap Value Fund) in connection with the Acquisition. However, there can be no assurance that any particular employee of NBM will choose to remain employed by NBM before or after the completion of the Acquisition.

     The change of control of NBM will constitute an assignment of the Current Sub-Advisory Agreement under the 1940 Act. By its terms and in accordance with the 1940 Act, the Current Sub-Advisory Agreement automatically terminates when it is assigned. ICMI proposes to enter into a new investment sub-advisory agreement with NBM ("Proposed New Sub-Advisory Agreement"). If the Acquisition is not completed for any reason, the Current Sub-Advisory Agreement will remain in effect.

     The Board approved a form of interim investment sub-advisory agreement between ICMI and NBM on September 11, 2003 (the "Interim Sub-Advisory Agreement"), consistent with 1940 Act and rules thereunder. The Interim Sub-Advisory Agreement, which is substantially identical to the Current Sub-Advisory Agreement, will permit NBM to continue to provide sub-advisory services to the Mid Cap Value Fund for a period of up to 150 days after the Current

Sub-Advisory Agreement terminates when the Acquisition occurs. The Interim Sub-Advisory Agreement will be entered into only if the Current Sub-Advisory Agreement terminates before a new investment sub-advisory agreement can be approved by Shareholders of the Fund.

     The Sub-Advisory Agreements

     In anticipation of the Acquisition, a majority of the Directors of the Company, including a majority of the Directors who are not (i) parties to the Proposed New Sub-Advisory Agreement or (ii) interested persons of any such party, approved the Proposed New Sub-Advisory Agreement between ICMI and NBM on September 11, 2003. The form of the Proposed New Sub-Advisory Agreement is identical to the Current Sub-Advisory Agreement except for the dates of execution and effectiveness. The holders of the majority of the outstanding voting securities (within the meaning of the 1940 Act) of the Mid Cap Value Fund are being asked to approve the Proposed New Sub-Advisory Agreement.

     THE CURRENT SUB-ADVISORY AGREEMENT. Annual continuance of the Current Sub-Advisory Agreement was last approved by the Board of Directors of the Fund at a meeting of the Board held on May 15, 2003.

     The Current Sub-Advisory Agreement provides that NBM, as sub-adviser, shall supervise and direct the investments of the Mid Cap Value Fund in accordance with the Fund's investment objectives, including the selection of securities for the Company to purchase, sell, convert or lend, and the selection of brokers through whom the Fund's portfolio transactions are executed.

     Under the Current Sub-Advisory Agreement, NBM shall not be liable for any error of judgment or mistake of law or any loss suffered by the Company, except for a loss resulting from willful misfeasance, bad faith, negligence, or willful misconduct in the performance of its duties. NBM shall not be liable for any loss incurred by an act or omission of a custodian, broker, dealer, underwriter, or issuer selected by NBM with reasonable care. In addition, the Current Sub-Advisory Agreement provides indemnification to both ICMI and NBM for losses arising under the agreement under certain conditions.

     The Current Sub-Advisory Agreement requires NBM to render periodic reports as the Company or ICMI may request and cooperate with the Company's independent public accountants. The Current Sub-Advisory Agreement may be terminated by ICMI, the Company or NBM upon 60 days' prior notice in writing from ICMI to NBM, or upon 90 days' prior notice in writing from NBM to ICMI, provided that in the case of termination by ICMI or the Company, such action shall have been authorized by (1) a majority of the directors who are not interested persons of any party to the agreement; or (2) a vote of the majority of the outstanding voting securities of the Mid Cap Value Fund.

     THE PROPOSED NEW SUB-ADVISORY AGREEMENT. Subject to Shareholders approval, the Board approved the Proposed New Sub-Advisory Agreement on September 11, 2003, the form of which is attached as Exhibit A. The form of the Proposed New Sub-Advisory Agreement is substantially identical to the Current Sub-Advisory Agreement, except for the dates of execution and effectiveness.

     The investment advisory fee as a percentage of net assets payable by the Fund will be the same under the Proposed New Sub-Advisory Agreement as it was under the Current Sub-Advisory Agreement.

     In evaluating the Proposed New Sub-Advisory Agreement, the Board took into account that the Fund's Current Sub-Advisory Agreement, including its terms relating to services to be provided thereunder by NBM and the fees and expenses payable by the Company, is substantially identical, except for the dates of execution and effectiveness.

     The Board considered the terms of the Acquisition and the possible effects of the Acquisition upon the ability of NBM to provide sub-advisory services to the Company. In this regard, the Board considered that (i) NBM anticipates that the portfolio managers for the Fund will remain the same after the Acquisition; and (ii) NBM anticipates that it will continue to provide sub-advisory services to the Fund with no material changes in operating conditions due to the Acquisition.

     After consideration of the above factors and such other factors as the Board deemed relevant, the Directors, including the Independent Directors, unanimously (i) approved the Proposed New Sub-Advisory Agreement; and (ii) voted to recommend the approval of the Proposed New Sub-Advisory Agreement to Shareholders of the Mid Cap Value Fund.

     In the event that the Shareholders of the Fund do not approve the Proposed New Sub-Advisory Agreement, the Current Sub-Advisory Agreement or the Interim Sub-Advisory Agreement will be in effect and the Board will take such action as it deems in the interest of the Fund and their Shareholders, which may include proposing that Shareholders approve an agreement in lieu of the Proposed New Sub-Advisory Agreement. If the Acquisition is not consummated, NBM would continue to serve as investment sub-adviser to the Mid Cap Value Fund pursuant to the terms in the Current Sub-Advisory Agreement.

INFORMATION CONCERNING ICMI

     ICMI, located at 600 Dresher Road, Horsham, PA 19044, serves as investment adviser to the Mid Cap Value Fund. ICMI is a wholly-owned subsidiary of Penn Mutual. The Fund's investment advisory agreement with ICMI is unaffected by the Acquisition.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF THE MID CAP VALUE FUND VOTE FOR APPROVAL OF PROPOSAL 2.

SECTION III APPROVAL OF A "MANAGER OF MANAGERS" STRUCTURE FOR THE MID CAP VALUE, LIMITED MATURITY BOND, INDEX 500 AND MID CAP GROWTH FUNDS.

Proposal 3:    To approve a "manager of managers" structure for the Mid Cap
               Value Fund.

Proposal 4:    To approve a "manager of managers" structure for the Limited
               Maturity Bond Fund.

Proposal 5:    To approve a "manager of managers" structure for the Index 500
               Fund.

Proposal 6:    To approve a "manager of managers" structure for the Mid Cap
               Growth Fund.

     Currently, ICMI employs sub-advisers for the Mid Cap Value, Limited Maturity Bond, Index 500 and Mid Cap Growth Funds (the "Sub-Advised Funds"), subject to approval of the Board and Shareholders. Under supervision of ICMI and general oversight of the Board, the sub-advisers are responsible for the day-to-day management of the Sub-Advised Funds.

     With respect to each Sub-Advised Fund, ICMI is responsible for analyzing economic and market trends; formulating and continuing assessment of investment policies and recommending changes to the Board where appropriate; supervising compliance by sub-advisers with the Funds' investment objectives, policies and limits, as well as with laws and regulations applicable to the Funds; evaluation of the performance of the sub-advisers in light of selected benchmarks and the needs of the Funds; evaluation of potential additional or replacement sub-advisers and recommending changes to the Board where appropriate; and reporting to the Board of Directors and shareholders on the foregoing. The sub-advisers in turn are responsible for continuously administering the particular Fund's investment program with respect to the Fund's assets.

     The "manager of managers" structure proposed by management and approved by the Company's Board of Directors will enable ICMI to hire, terminate or replace investment sub-advisers for the Sub-Advised Funds without holding a meeting of Shareholders to obtain their approval, as ICMI is already authorized to do with respect to the Company's nine other sub-advised funds. As required under the terms of an exemptive order granted by the SEC to the Company in 2000
(see below), Penn Series is requesting the Shareholders of each of the Sub-Advised Funds, voting separately, to approve the "manager of managers" structure for each Sub-Advised Fund.

     Implementation of the "manager of managers" structure for the four Sub-Advised Funds will enable the Company to achieve a higher degree of management efficiency and will reduce the need for costly Shareholder meetings in the future. If Shareholders approve this Proposal, ICMI will be able, subject to Board approval, to replace an investment sub-adviser, appoint initial sub-advisers and/or additional sub-advisers to the Sub-Advised Funds, and utilize investment sub-advisory agreements appropriate for the particular Fund to be managed.

SEC EXEMPTIVE RELIEF

     Section 15(a) of the 1940 Act requires that all advisory and sub-advisory agreements pursuant to which persons serve as investment advisers and sub-advisers to investment companies be approved by shareholders. On April 28, 2000, the SEC granted the Company an exemption from the shareholder approval requirements, provided, among other things, shareholders of each Sub-Advised Fund approve ICMI acting as a "manager of managers" (the "SEC Order").

     In operating as "manager of managers" of the Sub-Advised Funds, the Company and ICMI will comply with the various conditions imposed by the SEC Order, including: (1) the prospectus for the Sub-Advised Fund must disclose the existence, substance and effect of the SEC Order, as well as a prominent disclosure that the investment adviser has ultimate responsibility for the investment performance of the Sub-Advised Fund due to its responsibility to oversee the sub-advisers and recommend their hiring, termination and replacement, and, in addition, the Sub-Advised Fund must hold itself out to the public as employing the "manager of managers" structure; (2) within 90 days of the hiring of a new investment sub-adviser for the Sub-Advised Fund or the implementation of any proposed change in a sub-advisory agreement, the investment adviser will provide shareholders with information about the new sub-adviser meeting proxy voting regulation requirements; (3) the investment adviser will not enter into an investment sub-advisory agreement with any affiliated investment sub-adviser (as defined in Section 2(a)(3) of the 1940
Act) without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Sub-Advised Fund; (4) at all times, at least a majority of the Company's board of directors will not be "interested persons," within the meaning of Section 2(a)(19) of the 1940 Act, and the nomination of new or additional independent directors will be placed within the discretion of the then existing independent directors; (5) when an investment sub-adviser change is proposed for the Sub-Advised Fund with an affiliated adviser, the Fund's directors, including a majority of the Independent Directors, are required to make a separate finding, reflected in the board minutes, that such change is in the best interests of the Fund and its shareholders and does not involve a conflict of interest from which the investment adviser or affiliated sub-adviser derives an inappropriate advantage; (6) the investment adviser will provide general investment services to the Sub-Advised Fund and, subject to board and independent director review and approval, will (i) set each sub-adviser's overall investment strategies,
(ii) recommend sub-advisers, (iii) allocate and, when appropriate, reallocate the Fund's assets among sub-advisers, (iv) monitor and evaluate sub-adviser performance, and (v) oversee sub-adviser compliance with the Fund's investment objectives, policies and restrictions; and (7) no director or officer of the Sub-Advised Fund or the investment adviser will own directly or indirectly (other than through a pooled investment vehicle over which such person does not have control) any interest in an investment sub-adviser except for (i) ownership of interests in the investment adviser or any entity that controls, is controlled by or is under common control with the investment adviser; or
(ii) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly traded company that is either an investment sub-adviser or an entity that controls, is controlled by or is under common control with an investment sub-adviser.

EVALUATION AND RECOMMENDATION

     The "manager of managers" structure is intended to facilitate the efficient operation of the Sub-Advised Funds, afford the Company increased management flexibility and allow the investment adviser to perform to the fullest extent the principal functions the Company is paying it to perform - continuously monitoring the performance of the sub-advisers and, from time to time, recommending that the Board replace sub-advisers or appoint additional sub-advisers, depending on the investment adviser's assessment of a sub-adviser's performance and the probability of such investment sub-adviser achieving a Sub-Advised Fund's investment objectives. While there is no way of knowing exactly how often the investment adviser may recommend, and the Board approve, the termination and replacement of a particular sub-adviser or the selection of an additional sub-adviser, each of which would typically require a Shareholder meeting, experience has shown that the use of sub-advisers results in more frequent Shareholder meetings than would otherwise be the case. Because Shareholder meetings result in substantial costs, the Board believes that approval of this Proposal would benefit Shareholders.

     In reaching this conclusion, the Directors weighed the costs of Shareholder meetings against the benefits of Shareholder scrutiny of proposed contracts with additional or replacement sub-advisers. To this end, the Directors considered that, even in the absence of Shareholder approval, any proposal to add or replace an investment sub-adviser would receive careful review. First, the investment adviser would assess the Sub-Advised Funds' needs and, if it believed additional or replacement sub-advisers could benefit the Funds, would review the relevant universe of available investment managers. Second, any recommendations made by the investment adviser would have to be approved by a majority of the Board, including a majority of the Company's Independent Directors. Finally, any selections of additional or replacement investment sub-advisers would have to comply with conditions contained in the SEC Order.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF EACH OF THE MID CAP VALUE, LIMITED MATURITY, INDEX 500 AND MID CAP GROWTH FUNDS VOTE FOR THE APPROVAL OF PROPOSALS 3, 4, 5, AND 6, RESPECTIVELY.

SECTION IV: APPROVAL OF CHANGES TO INVESTMENT POLICIES OF THE QUALITY BOND, GROWTH EQUITY, LARGE CAP VALUE AND INTERNATIONAL EQUITY FUNDS.

     Proposals 7 through 10 relate to certain changes to the fundamental investment policies of the Quality Bond, Growth Equity, Large Cap Value and International Equity Funds. The Board recommends the modification of each Fund's fundamental policies in order to remove restrictions that are not required by law, are not common in the industry, and are not necessary, and to provide the Funds with flexibility to adapt to developments in the securities markets. The changes to each Fund's fundamental policies will become effective immediately upon Shareholder approval. For each Fund, if a Proposal is not approved by a vote of Shareholders of the Fund, the current policy as applied to the Fund will remain unchanged. Each Fund's investment objective, as distinguished from its investment policies, will not be changed.

Proposal 7:    Approve changes in the investment policies of the Quality Bond
               Fund to apply the Fund's 5% limit on assets invested in any one issuer and 10% limit on ownership of voting securities of any issuer to 75% of the total assets of the Fund, rather than 100% of the Fund's total assets.

     At the Meeting, Shareholders of the Quality Bond Fund will vote on a change that would apply the Fund's 5% limit on assets invested in any one issuer and the Fund's 10% limit on ownership of voting securities of any one issuer to 75% of the Fund's assets. The Fund's current fundamental investment policy states:

     The Quality Bond Fund may not: (1) purchase a security if, as a result: (a) PERCENT LIMIT ON ASSETS INVESTED IN ANY ONE ISSUER. More than 5% of the value of the Fund's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. Government, or any of its agencies or instrumentalities; (b) PERCENT LIMIT ON SHARE OWNERSHIP OF ANY ONE ISSUER. More than 10% of the outstanding voting securities of any issuer would be held by the Fund, except securities issued or guaranteed by the U.S. Government, or any of its agencies or instrumentalities.

     Subject to Shareholder approval, the Company intends to replace the Fund's current fundamental policy with the following:

     The Quality Bond Fund may not: (1) DIVERSIFICATION. With respect to 75% of its assets, invest more than 5% of the value of the Fund's total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.

Proposal 8:    Approve changes in the investment policies of the Growth Equity
               Fund to apply the Fund's 5% limit on assets invested in any one issuer and 10% limit on ownership of voting securities of any issuer to 75% of the total assets of the Fund, rather than 100% of the Fund's total assets.

     At the Meeting, Shareholders of the Growth Equity Fund will vote on a change that would apply the Fund's 5% limit on assets invested in any one issuer and the Fund's 10% limit on ownership of voting securities of any one issuer to 75% of the Fund's assets. The Fund's current fundamental investment policy states:

     The Growth Equity Fund may not: (1) PERCENT LIMIT ON ASSETS INVESTED IN ANY ONE ISSUER. Purchase any securities which would cause more than 5% of its total assets at the time of purchase to be invested in the securities of any single issuer, except for securities issued or guaranteed by the U.S. Government; (2) PERCENT LIMIT ON SHARE OWNERSHIP OF ANY ONE ISSUER. Purchase any securities which would cause the Fund at the time of such purchase to own more than 10% of the outstanding securities of any class of any issuer.

     Subject to Shareholder approval, the Company intends to replace the Fund's current fundamental policy with the following:

     The Growth Equity Fund may not: (1) DIVERSIFICATION. With respect to 75% of its assets, invest more than 5% of the value of the Fund's total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.

Proposal 9:    Approve changes in the investment policies of the Large Cap Value
               Fund to apply the Fund's 5% limit on assets invested in any one issuer and 10% limit on ownership of voting securities of any issuer to 75% of the total assets of the Fund, rather than 100% of the Fund's total assets.

     At the Meeting, Shareholders of the Large Cap Value Fund will vote on a change that would apply the Fund's 5% limit on assets invested in any one issuer and the Fund's 10% limit on ownership of voting securities of any one issuer to 75% of the Fund's assets. The Fund's current fundamental investment policy states:

     The Large Cap Value Fund may not: (1) purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result: (a) PERCENT LIMIT ON ASSETS INVESTED IN ANY ONE ISSUER. More than 5% of the value of the Fund's total assets would be invested in the securities of a single issuer (including repurchase agreements with any one issuer); (b) PERCENT LIMIT ON SHARE OWNERSHIP OF ANY ONE ISSUER. More than 10% of the outstanding voting securities of any issuer would be held by the Fund.

     Subject to Shareholder approval, the Company intends to replace the Fund's current fundamental policy with the following:

     The Large Cap Value Fund may not: (1) DIVERSIFICATION. With respect to 75% of its assets, invest more than 5% of the value of the Fund's total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.

Proposal 10:   Approve changes in the investment policies of the International
               Equity Fund to apply the Fund's 5% limit on assets invested in any one issuer and 10% limit on ownership of voting securities of any issuer to 75% of the total assets of the Fund, rather than 100% of the Fund's total assets.

     At the Meeting, Shareholders of the International Equity Fund will vote on a change that would apply the Fund's 5% limit on assets invested in any one issuer and the Fund's 10% limit on ownership of voting securities of any one issuer to 75% of the Fund's assets. The Fund's current fundamental investment policy states:

     The International Equity Fund may not: (1) purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result: (a) PERCENT LIMIT ON ASSETS INVESTED IN ANY ONE ISSUER. More than 5% of the value of the Fund's total assets would be invested in the securities of a single issuer (including repurchase agreements with any one issuer); (b) PERCENT LIMIT ON SHARE OWNERSHIP OF ANY ONE ISSUER. More than 10% of the outstanding voting securities of any issuer would be held by the Fund.

     Subject to Shareholder approval, the Company intends to replace the Fund's current fundamental policy with the following:

     The International Equity Fund may not: (1) DIVERSIFICATION. With respect to 75% of its assets, invest more than 5% of the value of the Fund's total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.

     As revised, these policies will conform to the diversification requirements of the 1940 Act. If the Proposals are approved, each Fund would be required to invest 75% of its total assets so that no more than 5% of total assets would be invested in any one issuer, and so that the Fund owned no more than 10% of the voting securities of any such issuer. These limitations previously applied to all of each Fund's assets, but under the proposed amended limitation will apply only to 75% of each Fund's assets. As to the remaining 25% of total assets, there would be no direct limitation on the amount of assets each Fund could invest in any single issuer or the amount of voting securities of a single issuer that the Funds could hold. Having increased flexibility to acquire larger positions in the securities of individual issuers may provide opportunities to enhance each Fund's performance. At the same time, investing a larger percentage of each Fund's assets in a single issuer's securities may increase the Funds' exposure to credit and other risks associated with that issuer's financial condition and business operations, including market risk and the risk of bankruptcy or default.

     Under the proposed amendments to each Fund's fundamental limitation on diversification, the Funds will continue to conform to the "diversification" requirements for regulated investment companies under the Internal Revenue Code.

     If the Proposals are approved, the new fundamental diversification limitation may not be changed without a vote of Shareholders of each Fund. Adoption of the proposed limitation regarding diversification is not expected to have any immediate effect on the way the Funds are managed, the investment performance of the Funds, or the instruments in which it invests.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF EACH OF THE QUALITY BOND, GROWTH EQUITY, LARGE CAP VALUE AND INTERNATIONAL EQUITY FUNDS VOTE FOR THE APPROVAL OF PROPOSALS 7, 8, 9, AND 10, RESPECTIVELY.

                             ADDITIONAL INFORMATION

PRINCIPAL HOLDERS OF SECURITIES

     The outstanding shares of each of the Funds are owned by Penn Mutual and Penn Insurance and are held in their separate accounts pursuant to variable annuity contracts and variable life insurance policies.

     On July 31, 2003 the outstanding shares of the Funds were owned as follows:* UPDATE

                                                 HIGH                     LARGE  LARGE             SMALL
                                MONEY   QUALITY  YIELD  FLEXIBLY  GROWTH   CAP    CAP    EMERGING   CAP   INTERN'L
                                MARKET   BOND    BOND    MANAGED  EQUITY  VALUE  GROWTH   GROWTH   VALUE   EQUITY   REIT
                                 FUND    FUND    FUND     FUND     FUND    FUND   FUND     FUND     FUND    FUND    FUND
------------------------------------------------------------------------------------------------------------------------
Percentage of Outstanding
Shares Owned by Penn Mutual
and Held in Separate
Accounts Pursuant to
Variable Annuity Contracts        54%     80%     64%      71%      75%     67%    36%      58%      60%     63%     41%

Percentage of Outstanding
Shares Owned by Penn
Insurance and Annuity and
Held in a Separate Account
Pursuant to Variable
Annuity Contracts                 13%      6%     10%      12%       6%      9%     5%      10%      10%      8%      4%

Percentage of Outstanding
Shares Owned by Penn Mutual
and Held in a General Account      0%      0%      0%       0%       0%      0%    43%       0%       0%      0%     36%

Percentage of Outstanding
Shares Owned by Penn Mutual
and Held in a Separate
Account Pursuant to Variable
Life Insurance Contracts          33%     14%     26%      17%      19%     24%    16%      32%      30%     29%     19%

                                     LIMITED
                                    MATURITY   CORE EQUITY  INDEX 500    MID CAP      MID CAP   STRATEGIC
                                    BOND FUND      FUND        FUND    GROWTH FUND  VALUE FUND  VALUE FUND
----------------------------------------------------------------------------------------------------------
Percentage of Outstanding Shares
Owned by Penn Mutual and Held in
Separate Accounts Pursuant to
Variable Annuity Contracts             73%         100%        48%         59%          59%         32%

Percentage of Outstanding Shares
Owned by Penn Insurance and
Annuity and Held in a Separate
Account Pursuant to Variable
Annuity Contracts                      12%           0%         7%          6%          11%          5%

Percentage of Outstanding Shares
Owned by Penn Mutual and Held in
a General Account                       0%           0%         0%          0%           0%         20%

Percentage of Outstanding Shares
Owned by Penn Mutual and Held in
a Separate Account Pursuant to
Variable Life Insurance Contracts      15%           0%        45%         35%          30%         43%

* unaudited

INFORMATION CONCERNING INDEPENDENT ACCOUNTANTS

The Company's independent accountant is Ernst & Young LLP (E&Y). E&Y conducts an annual audit of the Funds' financial statements, assists in the preparation of the Funds' federal and state income tax returns and the Company's filings with the SEC, and consults with the Funds as to matters of accounting and federal and state income taxation. During the Audit Committee's most recent consideration of whether to recommend E&Y as independent accountants for the Funds, the Audit Committee considered whether the provisions of non-audit services to the Funds were compatible with maintaining E&Y's independence. Representatives of E&Y are not expected to be present at the meeting but have been given an opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

AUDIT FEES - The aggregate fees billed for professional services rendered for the audit of the Funds' annual financial statements for the most recent fiscal year and the review of the financial statements included in the Funds' reports to shareholders were $_______.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES - The aggregate fees billed by E&Y for the most recent fiscal year for professional services rendered for financial information systems design and implementation services provided to the Company, ICMI or any entity that controls, is controlled by or is under common control with ICMI that provides services to the Funds were $_______.

ALL OTHER FEES - There were $_______ in fees billed by E&Y for the most recent fiscal year for other services provided to the Company, ICMI and any entity that controls, is controlled by or is under common control with ICMI that provides services to the Funds.

ADMINISTRATIVE AND CORPORATE SERVICES AGENT

     Penn Mutual is the administrative and corporate services agent for the Company. Penn Mutual is a Pennsylvania mutual life insurance company located at 600 Dresher Road, Horsham, Pennsylvania 19044. Under an administrative and corporate services agreement, Penn Mutual administers the Company's corporate affairs, subject to the supervision of the Board and, in connection therewith, furnishes the Company with office facilities, prepares regulatory filings, provides staff assistance to the Board, and provides ordinary bookkeeping services and general administrative services required in the conduct of its investment business. In the fiscal year ended December 31, 2002, Penn Mutual received $_______ for providing administrative and corporate services to the Company.

EXPENSES

     All costs of solicitation (including printing and mailing of this proxy statement, meeting notice, and voting instruction forms, as well as any necessary supplementary solicitations) will be paid for by the Company, except that the proportionate costs of Proposal 2 will be paid for by NBM and Lehman Brothers.

SUBMISSION OF SHAREHOLDER PROPOSALS

     The Company does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to Secretary, Penn Series Funds, Inc., 600 Dresher Road, Horsham, PA 19044.

GENERAL

     The Company knows of no business other than that mentioned in the Proposals contained in the Notice that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed voting instruction form to vote instructions in accordance with their best judgment.

     A list of shareholders of the Company entitled to be present and vote at the meeting will be available at the offices of the Company, 600 Dresher Road, Horsham, PA 19044, for inspection by any Shareholder during regular business hours for ten days prior to the date of the Meeting.

IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED VOTING INSTRUCTION FORM PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                                                       EXHIBIT A

                                     FORM OF

                        INVESTMENT SUB-ADVISORY AGREEMENT

                                     BETWEEN

                      INDEPENDENCE CAPITAL MANAGEMENT, INC.

                                       AND

                        NEUBERGER BERMAN MANAGEMENT INC.

                                   RELATING TO

                               MID CAP VALUE FUND

     INVESTMENT SUB-ADVISORY AGREEMENT, made as of October ___, 2003 by and between INDEPENDENCE CAPITAL MANAGEMENT, INC. ("Adviser"), a corporation organized and existing under the laws of the State of Pennsylvania, and NEUBERGER BERMAN MANAGEMENT INC. ("Sub-Adviser"), a corporation organized and existing under the laws of the State of Delaware.

                                   WITNESSETH:

     WHEREAS, Penn Series Funds, Inc. ("Penn Series") is an open-end management investment company registered as such under the Investment Company Act of 1940, as amended (the "Act"), and is authorized to issue shares in separate series with each series representing interests in a separate fund of securities and other assets; and

     WHEREAS, Adviser and Sub-Adviser are engaged principally in the business of rendering investment advisory services and are registered as investment advisers under the Investment Advisers Act of 1940, as amended; and

     WHEREAS, Adviser is authorized to render investment advisory services to Penn Series and to enter into a sub-advisory agreement with a sub-adviser for the rendering of investment advisory services by the Sub-Adviser to Adviser;

     WHEREAS, Adviser desires Sub-Adviser to render investment sub-advisory services to Penn Series in the manner and on the terms and conditions hereinafter set forth; and Sub-Adviser desires to render such services, in such manner and under such terms;

     NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the parties hereto agree as follows:

     1. INVESTMENT SUB-ADVISORY SERVICES. Sub-Adviser shall serve as investment sub-adviser and shall supervise and direct the investments of the Mid Cap Value Fund (the "Fund") of Penn Series, and to exercise all rights incidental to ownership in accordance with the investment objectives, program and restrictions applicable to the Fund as provided in Penn Series' Prospectus and Statement of Additional Information ("SAI"), as amended from time to time, and such other limitations as may be imposed by law or as Penn Series or Adviser may impose with notice in writing to Sub-Adviser. To enable Sub-Adviser to fully exercise its discretion, Adviser hereby appoints Sub-Adviser as agent and attorney-in-fact for the Fund with full power and authority to buy, sell and otherwise deal in securities and contracts for the Fund. No investment will be made by Sub-Adviser for the Fund if the investment would violate the investment objectives, investment restrictions or limitations of the Fund set out in the Prospectus and the SAI delivered to the Sub-Adviser and as may be amended and delivered to Sub-Adviser in the future. Sub-Adviser shall not take custody of any assets of Penn Series, but shall issue settlement instructions to the custodian designated by Penn Series (the "Custodian"). Sub-Adviser shall, in its discretion, obtain and evaluate such information relating to the economy, industries, businesses, securities markets and securities as it may deem necessary or useful in the discharge of its obligations hereunder and shall formulate and implement a continuing program for the management of the assets and resources of the Fund in a manner consistent with the investment objectives of the Fund. In furtherance of this duty, Sub-Adviser, as agent and attorney-in-fact with respect to Adviser and Penn Series, is authorized, in its discretion and without prior consultation with Adviser or Penn Series, to:

     (i) buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds, and other securities or assets; and

     (ii) place orders and negotiate the commissions (if any) for the execution of transactions in securities with or through such brokers, dealers, underwriters or issuers as Sub-Adviser may select, in conformance with the provisions of Paragraph 4 herein; and

     (iii)   take such other actions Sub-Adviser deems to be appropriate;

provided, however, that Sub-Adviser shall make no investment for the Fund that would violate the objectives, investment program, or restrictions or limitations of the Fund.

     2. ACCOUNTING AND RELATED SERVICES. Sub-Adviser agrees to cooperate with the Accounting Services Agent appointed by Penn Series pursuant to the Accounting Services Agreement entered into by Penn Series and the Accounting Services Agent. As requested from time to time, Sub-Adviser shall provide Penn Series and its Accounting Services Agent with such information as may be reasonably necessary to properly account for financial transactions with respect to the Fund.

     3.      SUB-ADVISORY FEE.

             A. PAYMENT OF FEE. For the services Sub-Adviser renders to Penn Series under this Agreement, Adviser will pay Sub-Adviser a fee at the rate of 0.43% of the average daily net assets of the Fund.

             B. METHOD OF COMPUTATION. The fee shall be accrued for each calendar day and the sum of the daily fee accruals shall be paid monthly to Sub-Adviser as of the first business day of the next succeeding calendar month. The daily fee will be computed by multiplying the fraction of one over the number of calendar days in the year by the annual rate applicable to the Fund as set forth above, and multiplying this product by the net assets of the Fund. A Fund's net assets, for purposes of the calculations described above, will be determined in accordance with Penn Series' Prospectus and Statement of Additional Information as of the close of business on the most recent previous business day on which Penn Series was open for business.

     4. BROKERAGE. In executing portfolio transactions and selecting brokers or dealers for the Fund, Sub-Adviser will use its best efforts to seek the best price and the most favorable execution of its orders. In assessing the best price and the most favorable execution for any transaction, Sub-Adviser shall consider the breadth of the market in the security, the price of the security, the skill, financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any. Where best price and most favorable execution will not be compromised, Sub-Adviser may take into account the research and related services that the broker has provided to Penn Series or the Sub-Adviser. It is understood that the Sub-Adviser will not be deemed to have acted unlawfully or to have breached a fiduciary duty to the Fund or be in breach of any obligation owing to the Fund under this Agreement, or otherwise, by reason of its having directed a securities transaction on behalf of the Fund to a broker-dealer, including an affiliated broker-dealer, in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934, as amended, or as described from time to time in the Penn Series' Prospectus and Statement of Additional Information. In addition, Sub-Adviser is authorized to take into account the sale of variable contracts which are invested in Penn Series shares in allocating to brokers or dealers purchase and sale orders for portfolio securities, provided that Sub-Adviser believes that the quality of the transaction and commission are comparable to what they would be with other qualified firms. Sub-Adviser shall advise Penn Series' Board of Directors, when requested, as to all payments of commissions and as to its brokerage policies and practices and shall follow such instructions with respect thereto as may be given by Penn Series' Board. Adviser and Sub-Adviser agree that Sub-Adviser is authorized to employ an affiliated broker-dealer as the Fund's principal broker, provided that all securities transactions with such affiliated broker-dealer on behalf of the Fund are in compliance with applicable federal securities laws and regulations and with procedures adopted by the Penn Series' Board pursuant to such laws and regulations.

     5. USE OF THE SERVICES OF OTHERS. Sub-Adviser may (at its cost except as contemplated by Section 4 of this Agreement) employ, retain or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of providing Penn Series, Adviser or itself, as appropriate, with such statistical and other factual information, such advice regarding economic factors and trends, such advice as to occasional transactions in specific securities or such other information, advice or assistance as Sub-Adviser may deem necessary, appropriate or convenient for the discharge of its obligations hereunder or otherwise helpful to Penn Series and Adviser, or in the discharge of Sub-Adviser's overall responsibilities with respect to the other accounts which it serves as investment adviser.

     6. PERSONNEL, OFFICE SPACE, AND FACILITIES. Sub-Adviser at its own expense shall furnish or provide and pay the cost of such office space, office equipment, office personnel, and office services as it, or any affiliated corporation of Sub-Adviser, requires in the performance of services under this Agreement.

     7. OWNERSHIP OF SOFTWARE AND RELATED MATERIAL. All computer programs, magnetic tapes, written procedures and similar items developed and used by Sub-Adviser or any affiliate in performance of this Agreement are the property of Sub-Adviser and will not become the property of Penn Series or Adviser.

     8. REPORTS TO PENN SERIES AND COOPERATION WITH ACCOUNTANTS. Sub-Adviser, and any affiliated corporation of Sub-Adviser performing services for Adviser and Penn Series described in this Agreement, shall furnish to or place at the disposal of Penn Series and Adviser, such information, reports, evaluations, analyses and opinions as Penn Series and Adviser may, at any time or from time to time, reasonably request or as Sub-Adviser may deem helpful, to reasonably ensure compliance with applicable laws and regulations or for any other purpose. Sub-Adviser and its affiliates shall cooperate with Penn Series' independent public accountants and take all reasonable action in the performance of services and obligations under this Agreement to assure that the information needed by such accountants is made available to them for the expression of their opinion without any qualification as to the scope of their examination, including, but not limited to, their opinion included in Penn Series' annual report under the Act and annual amendment to Penn Series' registration statement under the Act.

     9. REPORTS TO SUB-ADVISER. Penn Series and/or Adviser shall furnish or otherwise make available to Sub-Adviser such prospectuses, statements of additional information, financial statements, proxy statements, reports, and other information relating to the business and affairs of Penn Series, as Sub-Adviser may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

     10. OWNERSHIP OF RECORDS. All records required to be maintained and kept current by Penn Series pursuant to the provisions of rules or regulations of the Securities and Exchange Commission under Section 31(a) of the Act and that are maintained and kept current by Sub-Adviser or any affiliated corporation of Sub-Adviser on behalf of Penn Series are the property of Penn Series. Such records will be preserved by Sub-Adviser itself or through an affiliated corporation for the periods prescribed in Rule 3la-2 under the Act, where applicable, or in such other applicable rules that may be adopted time under the Act. Such records may be inspected by representatives of Penn Series and Adviser at reasonable times and, in the event of termination of this Agreement, will be promptly delivered to Adviser and Penn Series upon request.

     11. SERVICES TO OTHER CLIENTS. Nothing herein contained shall limit the freedom of Sub-Adviser or any affiliated person of Sub-Adviser to render investment supervisory and other services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations or to engage in other business activities; but so long as this Agreement or any extension, renewal or amendment hereof shall remain in effect as to Fund, or until Sub-Adviser shall otherwise consent, Sub-Adviser shall be the only investment sub-adviser to the Fund. It is understood that Sub-Adviser may give advice and take action for its other clients which may differ from advice given, or the timing or nature of action taken, for a Fund. Sub-Adviser is not obligated to initiate transactions for a Fund in any security which Sub-Adviser, its principals, affiliates or employees may purchase or sell for its or their own accounts or other clients.

     12. CONFIDENTIAL RELATIONSHIP. Information furnished by Penn Series or by one party to another, including Penn Series' or a party's respective agents and employees, is confidential and shall not be disclosed to third parties unless required by law. Sub-Adviser, on behalf of itself and its affiliates and representatives, agrees to keep confidential all records and other information relating to Adviser or Penn Series (as the case may be), except after prior notification to and approval in writing by Adviser or Penn Series (as the case may be), which approval shall not be unreasonably withheld, and may not be withheld, where Sub-Adviser or any affiliate may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, when so requested by Adviser and Penn Series.

     13. PROXIES. Subject to such oversight by Penn Series as the Board of Directors of Penn Series shall deem appropriate, Sub-Adviser shall vote proxies solicited by or with respect to the issuers of securities held in a Fund.

     14. INSTRUCTIONS, OPINION OF COUNSEL AND SIGNATURES. At any time Sub-Adviser may apply to an officer of Penn Series for instructions, and may consult legal counsel for Penn Series, in respect of any matter arising in connection with this Agreement, and Sub-Adviser shall not be liable for any action taken or omitted by it or by any affiliate in good faith in accordance with such instructions or with the advice or opinion of Penn Series' legal counsel. Sub-Adviser and its affiliates shall be protected in acting upon any instruction, advice, or opinion provided by Penn Series or its legal counsel and upon any other paper or document delivered by Penn Series or its legal counsel believed by Sub-Adviser to be genuine and to have been signed by the proper person or persons and shall not be held to have notice of any change of authority of any officer or agent of Penn Series, until receipt of written notice thereof from Penn Series. Sub-Adviser shall inform Adviser of all applications to Penn Series for instructions and all consultations with legal counsel for Penn Series at the time of such application or consultation.

     15. COMPLIANCE WITH GOVERNMENTAL RULES AND REGULATIONS. Except as such responsibility may be placed upon Sub-Adviser or any affiliate by the terms of this Agreement, and except for the accuracy of information furnished to Penn Series by Sub-Adviser or any affiliate, Sub-Adviser does not assume responsibility for the preparation, contents and distribution of the prospectuses for Penn Series, for complying with any applicable requirements of the Act, the Securities Exchange Act of 1934, the Securities Act of 1933, or any other laws, rules and regulations of governmental authorities having jurisdiction over Penn Series.

     16. LIMITATION OF LIABILITY. Neither Sub-Adviser nor any of its affiliates, their respective officers, directors, employees or agents, or any person performing executive, administrative, trading, or other functions for Penn Series (at the direction or request of Sub-

Adviser), or Sub-Adviser or its affiliates in connection with the discharge of obligations undertaken or reasonably assumed with respect to this Agreement, shall be liable for any error of judgment or mistake of law or for any loss suffered by Penn Series or Adviser in connection with the matters to which this Agreement relates, except for such error, mistake or loss resulting from willful misfeasance, bad faith, negligence or willful misconduct in the performance of its, his or her duties on behalf of Penn Series or constituting or resulting from a failure to comply with any term of this Agreement. Sub-Adviser shall not be responsible for any loss incurred by reason of any act or omission of the Custodian or of any broker, dealer, underwriter or issuer selected by Sub-Adviser with reasonable care.

     17. OBLIGATIONS OF ADVISER AND SUB-ADVISER. It is expressly agreed that the obligations of Adviser and Sub-Adviser hereunder shall not be binding upon any of their directors, shareholders, nominees, officers, agents or employees, personally. The execution and delivery of this Agreement have been authorized in accordance with the governing documents of each party and in accordance with applicable law, and shall be signed by an authorized officer of each party, acting as such, and shall be binding on each party.

     18. INDEMNIFICATION BY ADVISER. Adviser will indemnify and hold Sub-Adviser harmless from all loss, cost, damage and expense, including reasonable expenses for legal counsel, incurred by Sub-Adviser resulting from:
(i) any action or omission of Sub-Adviser or any affiliated corporation, with respect to any service described in this Agreement, upon instructions reasonably believed by Sub-Adviser or any affiliated corporation to have been executed by an individual who has been identified in writing by Penn Series as a duly authorized officer of Penn Series or Adviser; (ii) any action of Sub-Adviser or any affiliated corporation, with respect to any service described in this Agreement upon information provided by Penn Series or Adviser in form and under policies agreed to by Sub-Adviser and Penn Series or Adviser. Sub-Adviser shall not be entitled to such indemnification in respect of actions or omissions constituting negligence or willful misconduct of Sub-Adviser or its affiliates, agents or contractors, or constituting a failure by Sub-Adviser or any affiliate to comply with any term of this Agreement. Prior to the confession of any claim against Adviser which may be subject to this indemnification, Sub-Adviser shall give Adviser reasonable opportunity to defend against said claim in its own name or in the name of Sub-Adviser.

     19. INDEMNIFICATION BY SUB-ADVISER. Sub-Adviser will indemnify and hold harmless Penn Series and Adviser from all loss, cost, damage and expense, including reasonable expenses for legal counsel, incurred by Penn Series and Adviser and resulting from any claim, demand, action or suit arising out of Sub-Adviser's or any affiliate's failure to comply with any term of this Agreement or which arise out of the willful misfeasance, bad faith, negligence or misconduct of Sub-Adviser, its affiliates, their agents or contractors. Neither Penn Series nor Adviser shall be entitled to such indemnification in respect of actions or omissions constituting negligence or willful misconduct of Penn Series or Adviser, or their agents or contractors or constituting a failure by Adviser to comply with any term of this Agreement; provided, that such negligence or misconduct is not attributable to Sub-Adviser or any person that is an affiliate of Sub-Adviser or an affiliate of an affiliate of Sub-Adviser. Prior to confessing any claim against it which may be subject to this indemnification, Adviser shall give Sub-Adviser reasonable opportunity to defend against said claim in its own name or in the name of Adviser. For purposes of this Section 19 and of Section 18 hereof, no broker or dealer shall be deemed to be acting as agent or contractor of Sub-Adviser or any affiliate of Sub-Adviser, in effecting or executing any portfolio transaction for the Fund.

     20. FURTHER ASSURANCES. Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

     21. TERM OF AGREEMENT. The term of this Agreement shall begin on the date first above written, and unless sooner terminated as hereinafter provided, this Agreement shall remain in effect until two years from date of execution. Thereafter, this Agreement shall continue in effect from year to year with respect to the Fund, subject to the termination provisions and all other terms and conditions hereof, so long as such continuation shall be specifically approved at least annually (a) by either the Board of Directors of Penn Series, or by a vote of a majority of the outstanding voting securities of the series of shares of Penn Series representing interests in the Fund and (b) in either event by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the directors of Penn Series who are not parties to this Agreement or interested persons of any such party. Sub-Adviser shall furnish to Penn Series, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement with respect to the Fund or any extension, renewal or amendment hereof.

     22. AMENDMENT OF AGREEMENT. This Agreement may be amended only by written agreement of the Adviser and the Sub-Adviser and only in accordance with the provisions of the Act, the rules and regulations promulgated under the Act and the provisions of any other applicable law or regulation.

     23. ASSIGNMENT OF AGREEMENT. This Agreement shall terminate automatically in the event of its assignment, as required by the Act and rules and regulations promulgated thereunder.

     24. TERMINATION OF AGREEMENT. This Agreement may be terminated by Adviser, Penn Series or by Sub-Adviser, with respect to the Fund, without payment of any penalty, upon 60 days' prior notice in writing from Adviser to Sub-Adviser, or upon 90 days' prior notice in writing from Sub-Adviser to Adviser; provided, that in the case of termination by Adviser or Penn Series, such action shall have been authorized by resolution of a majority of its directors who are not interested persons of any party to this Agreement, or by vote of a majority of the outstanding voting securities of the series of shares of Penn Series representing interests in the affected Fund.

     25.     MISCELLANEOUS.

             A. CAPTIONS. The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

             B. INTERPRETATION. Nothing herein contained shall be deemed to require Penn Series to take any action contrary to its Articles of Incorporation or By-

             Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the board of directors of Penn Series of its responsibility for and control of the conduct of the affairs of Penn Series.

             C. DEFINITIONS. Any question of interpretation of any terms or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the Act. Specifically, the terms "vote of a majority of the outstanding voting securities," "interested person," "assignment," and "affiliated person," as used herein, shall have the meanings assigned to them by Section 2(a) of the Act. In addition, where the effect of a requirement of the Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

             D. NOTICE. Notice under the Agreement shall be in writing, addressed and delivered or sent by registered or certified mail, postage prepaid, to the addressed party at such address as such party may designate for the receipt of such notices. Until further notice, it is agreed that for this purpose the address of Adviser is Independence Capital Management, Inc., 600 Dresher Road, Horsham, PA 19044, Attention: President, and that of Sub-Adviser is Neuberger Berman Management Inc., 605 Third Avenue, 2nd Floor, New York, NY, 10158-0180.

             E. STATE LAW. The Agreement shall be construed and enforced in accordance with and governed by the laws of Pennsylvania except where such state laws have been preempted by Federal law.

             F. COUNTERPARTS. This Agreement may be entered into in counterparts, each of which when so executed and delivered shall be deemed to be an original, and together shall constitute one document.

             G. ENTIRE AGREEMENT; SEVERABILITY. This Agreement is the entire agreement of the parties and supersedes all prior or contemporaneous written or oral negotiations, correspondence, agreements and understandings regarding the subject matter hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any and all other provisions hereof.

             H. NO THIRD PARTY BENEFICIARIES. Neither party intends for this Agreement to benefit any third-party not expressly named in this Agreement.

             I. CHANGES IN SUB-ADVISER ORGANIZATION. The Sub-Adviser agrees to notify the Adviser within a reasonable period of time regarding a material change in Sub-Adviser's investment professionals who provide investment management services pursuant to this Agreement.


     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the day and year first above written.


Attest:                             INDEPENDENCE CAPITAL MANAGEMENT, INC.

                                    By:
---------------------------             --------------------------------
Secretary                                  Peter M. Sherman
                                           President


Attest:                             NEUBERGER BERMAN MANAGEMENT INC.


                                    By:
---------------------------             --------------------------------
Secretary

                     THE PENN INSURANCE AND ANNUITY COMPANY
                         PIA VARIABLE ANNUITY ACCOUNT I
                             VOTING INSTRUCTION FORM

     At the Meeting of Shareholders of Penn Series Funds, Inc. (the "Company") scheduled to be held on October 31, 2003 and at any adjournments thereof, the undersigned owner of a variable annuity contract(s) participating in the named separate account, hereby instructs The Penn Insurance and Annuity Company ("Penn Insurance") to vote shares of the fund or funds of the Company held under my contract(s) on the Proposals set forth in the Notice of Meeting and Proxy Statement that accompanied this Voting Instruction Form, and for any adjournments of the Meeting, in accordance with the instructions below.

     The undersigned acknowledges receipt of the Notice of Meeting of Shareholders scheduled to be held on October 31, 2003 and the accompanying Proxy Statement.

     /X/ Please mark your choices below like this on the applicable Proposals and sign and date below.

     If you wish to vote for or against all of the Proposals that are applicable to your contract(s), mark your choice in the appropriate space immediately below in lieu of marking each applicable Proposal.

                            FOR / /                       AGAINST / /

PROPOSAL 1     ALL FUNDS - TO ELECT A BOARD OF DIRECTORS OF THE COMPANY

               FOR / /           WITHHOLD ALL / /        WITHHOLD ALL EXCEPT / /

Nominees:      Eugene Bay, Robert E. Chappell, James S. Greene, Jr., Larry L.
               Mast, Charles E. Mather III, Daniel J. Toran and M. Donald
               Wright.

               To withhold authority to vote for specific nominees, mark "Withhold All Except" and write the nominees' name on the line below.


               -----------------------------------------------


PROPOSAL 2     MID CAP VALUE FUND - TO APPROVE A NEW INVESTMENT SUB-ADVISORY
               AGREEMENT BETWEEN INDEPENDENCE CAPITAL MANAGEMENT, INC. AND
               NEUBERGER BERMAN MANAGEMENT, INC.

               FOR / /              AGAINST / /                  ABSTAIN / /

PROPOSAL 3     MID CAP VALUE FUND - TO APPROVE A "MANAGER OF MANAGERS" STRUCTURE
               FOR THE FUND

               FOR / /              AGAINST / /                  ABSTAIN / /

PROPOSAL 4     LIMITED MATURITY BOND FUND - TO APPROVE A "MANAGER OF MANAGERS"
               STRUCTURE FOR THE FUND

               FOR / /              AGAINST / /                  ABSTAIN / /

PROPOSAL 5     INDEX 500 FUND - TO APPROVE A "MANAGER OF MANAGERS" STRUCTURE FOR
               THE FUND

               FOR / /              AGAINST / /                  ABSTAIN / /

PROPOSAL 6     MID CAP GROWTH FUND - TO APPROVE A "MANAGER OF MANAGERS"
               STRUCTURE FOR THE FUND

               FOR / /              AGAINST / /                  ABSTAIN / /

PROPOSAL 7     QUALITY BOND FUND - APPROVE CHANGES IN THE INVESTMENT POLICIES OF
               THE FUND TO APPLY THE FUND'S 5% LIMIT ON ASSETS INVESTED IN ANY
               ONE ISSUER AND 10% LIMIT ON OWNERSHIP OF VOTING SECURITIES OF ANY
               ISSUER TO 75% OF THE TOTAL ASSETS OF THE FUND, RATHER THAN 100%
               OF THE FUND'S TOTAL ASSETS

               FOR / /              AGAINST / /                  ABSTAIN / /

PROPOSAL 8     GROWTH EQUITY FUND - APPROVE CHANGES IN THE INVESTMENT POLICIES
               OF THE FUND TO APPLY THE FUND'S 5% LIMIT ON ASSETS INVESTED IN
               ANY ONE ISSUER AND 10% LIMIT ON OWNERSHIP OF VOTING SECURITIES OF
               ANY ISSUER TO 75% OF THE TOTAL ASSETS OF THE FUND, RATHER THAN
               100% OF THE FUND'S TOTAL ASSETS

               FOR / /              AGAINST / /                  ABSTAIN / /

PROPOSAL 9     LARGE CAP VALUE FUND - APPROVE CHANGES IN THE INVESTMENT POLICIES
               OF THE FUND TO APPLY THE FUND'S 5% LIMIT ON ASSETS INVESTED IN
               ANY ONE ISSUER AND 10% LIMIT ON OWNERSHIP OF VOTING SECURITIES OF
               ANY ISSUER TO 75% OF THE TOTAL ASSETS OF THE FUND, RATHER THAN
               100% OF THE FUND'S TOTAL ASSETS

               FOR / /              AGAINST / /                  ABSTAIN / /

PROPOSAL 10    INTERNATIONAL EQUITY FUND - APPROVE CHANGES IN THE INVESTMENT
               POLICIES OF THE FUND TO APPLY THE FUND'S 5% LIMIT ON ASSETS
               INVESTED IN ANY ONE ISSUER AND 10% LIMIT ON OWNERSHIP OF VOTING
               SECURITIES OF ANY ISSUER TO 75% OF THE TOTAL ASSETS OF THE FUND,
               RATHER THAN 100% OF THE FUND'S TOTAL ASSETS

               FOR / /              AGAINST / /                  ABSTAIN / /

     THE SHARES WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN ON THIS FORM WHEN DULY EXECUTED AND RETURNED, THE SHARES WILL BE VOTED FOR THE PROPOSALS IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS OF THE COMPANY. PENN INSURANCE WILL VOTE ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING IN THE DISCRETION OF ITS MANAGEMENT. THIS VOTING INSTRUCTION IS SOLICITED BY PENN INSURANCE ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

     Your signature(s) should be exactly as your name or names appear on this Voting Instruction Form. If the shares are held jointly, each holder should sign. If signing is by an attorney, executor, administrator or guardian, please print your full name below your signature.


--------------------------------
Signature


--------------------------------           Dated:_____________________ , 2003
Signature


            PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED,
          POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE
           MEETING. YOU MAY VOTE IN PERSON IF YOU ATTEND THE MEETING.

                     THE PENN MUTUAL LIFE INSURANCE COMPANY
                   PENN MUTUAL VARIABLE ACCOUNTS I, II AND III
                       PENN MUTUAL VARIABLE LIFE ACCOUNT I
                             VOTING INSTRUCTION FORM

     At the Meeting of Shareholders of Penn Series Funds, Inc. (the "Company") scheduled to be held on October 31, 2003 and at any adjournments thereof, the undersigned owner of a variable annuity contract(s) or variable life insurance policy(ies) participating in one or more of the named separate accounts, hereby instructs The Penn Mutual Life Insurance Company ("Penn Mutual") to vote shares of the fund or funds of the Company held under my contract(s) and/or policy(ies) on the Proposals set forth in the Notice of Meeting and Proxy Statement that accompanied this Voting Instruction Form, and for any adjournments of the Meeting, in accordance with the instructions below.

     The undersigned acknowledges receipt of the Notice of Meeting of Shareholders scheduled to be held on October 31, 2003 and the accompanying Proxy Statement.

     /X/ Please mark your choices below like this on the applicable Proposals and sign and date below.

     If you wish to vote for or against all of the Proposals that are applicable to your contract(s), mark your choice in the appropriate space immediately below in lieu of marking each applicable Proposal.

                          FOR / /                        AGAINST / /

PROPOSAL 1     ALL FUNDS - TO ELECT A BOARD OF DIRECTORS OF THE COMPANY

               FOR / /           WITHHOLD ALL / /        WITHHOLD ALL EXCEPT / /

Nominees:      Eugene Bay, Robert E. Chappell, James S. Greene, Jr., Larry L.
               Mast, Charles E. Mather III, Daniel J. Toran and M. Donald
               Wright.

               To withhold authority to vote for specific nominees, mark "Withhold All Except" and write the nominees' name on the line below.


               -----------------------------------------------


PROPOSAL 2     MID CAP VALUE FUND - TO APPROVE A NEW INVESTMENT SUB-ADVISORY
               AGREEMENT BETWEEN INDEPENDENCE CAPITAL MANAGEMENT, INC. AND
               NEUBERGER BERMAN MANAGEMENT, INC.

               FOR / /              AGAINST / /                  ABSTAIN / /

PROPOSAL 3     MID CAP VALUE FUND - TO APPROVE A "MANAGER OF MANAGERS" STRUCTURE
               FOR THE FUND

               FOR / /              AGAINST / /                  ABSTAIN / /

PROPOSAL 4     LIMITED MATURITY BOND FUND - TO APPROVE A "MANAGER OF MANAGERS"
               STRUCTURE FOR THE FUND

               FOR / /              AGAINST / /                  ABSTAIN / /

PROPOSAL 5     INDEX 500 FUND - TO APPROVE A "MANAGER OF MANAGERS" STRUCTURE FOR
               THE FUND

               FOR / /              AGAINST / /                  ABSTAIN / /

PROPOSAL 6     MID CAP GROWTH FUND - TO APPROVE A "MANAGER OF MANAGERS"
               STRUCTURE FOR THE FUND

               FOR / /              AGAINST / /                  ABSTAIN / /

PROPOSAL 7     QUALITY BOND FUND - APPROVE CHANGES IN THE INVESTMENT POLICIES OF
               THE FUND TO APPLY THE FUND'S 5% LIMIT ON ASSETS INVESTED IN ANY
               ONE ISSUER AND 10% LIMIT ON OWNERSHIP OF VOTING SECURITIES OF ANY
               ISSUER TO 75% OF THE TOTAL ASSETS OF THE FUND, RATHER THAN 100%
               OF THE FUND'S TOTAL ASSETS

               FOR / /              AGAINST / /                  ABSTAIN / /

PROPOSAL 8     GROWTH EQUITY FUND - APPROVE CHANGES IN THE INVESTMENT POLICIES
               OF THE FUND TO APPLY THE FUND'S 5% LIMIT ON ASSETS INVESTED IN
               ANY ONE ISSUER AND 10% LIMIT ON OWNERSHIP OF VOTING SECURITIES OF
               ANY ISSUER TO 75% OF THE TOTAL ASSETS OF THE FUND, RATHER THAN
               100% OF THE FUND'S TOTAL ASSETS

               FOR / /              AGAINST / /                  ABSTAIN / /

PROPOSAL 9     LARGE CAP VALUE FUND - APPROVE CHANGES IN THE INVESTMENT POLICIES
               OF THE FUND TO APPLY THE FUND'S 5% LIMIT ON ASSETS INVESTED IN
               ANY ONE ISSUER AND 10% LIMIT ON OWNERSHIP OF VOTING SECURITIES OF
               ANY ISSUER TO 75% OF THE TOTAL ASSETS OF THE FUND, RATHER THAN
               100% OF THE FUND'S TOTAL ASSETS

               FOR / /              AGAINST / /                  ABSTAIN / /

PROPOSAL 10    INTERNATIONAL EQUITY FUND - APPROVE CHANGES IN THE INVESTMENT
               POLICIES OF THE FUND TO APPLY THE FUND'S 5% LIMIT ON ASSETS
               INVESTED IN ANY ONE ISSUER AND 10% LIMIT ON OWNERSHIP OF VOTING
               SECURITIES OF ANY ISSUER TO 75% OF THE TOTAL ASSETS OF THE FUND,
               RATHER THAN 100% OF THE FUND'S TOTAL ASSETS

               FOR / /              AGAINST / /                  ABSTAIN / /

     THE SHARES WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN ON THIS FORM WHEN DULY EXECUTED AND RETURNED, THE SHARES WILL BE VOTED FOR THE PROPOSALS IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS OF THE COMPANY. PENN MUTUAL WILL VOTE ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING IN THE DISCRETION OF ITS MANAGEMENT. THIS VOTING INSTRUCTION IS SOLICITED BY PENN MUTUAL ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

     Your signature(s) should be exactly as your name or names appear on this Voting Instruction Form. If the shares are held jointly, each holder should sign. If signing is by an attorney, executor, administrator or guardian, please print your full name below your signature.


--------------------------------
Signature


--------------------------------           Dated:_____________________ , 2003
Signature


            PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED,
          POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE
           MEETING. YOU MAY VOTE IN PERSON IF YOU ATTEND THE MEETING.